Summary Prospectus January 28, 2020
Virtus Newfleet Tax-Exempt Bond Fund
A: HXBZX	C: PXCZX	I: HXBIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, statement of additional information (SAI), and other information about the fund online at virtus.com/tools-resources/mutual-fund-documents.
You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary such as a bank, the prospectus and other information will also be available from your financial intermediary.
The fund’s prospectus and SAI, both dated January 28, 2020, are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless specifically requested from the fund or from your broker-dealer or financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect at any time to receive not only shareholder reports but also certain other communications such as prospectuses from the fund electronically, or you may elect to receive all future shareholder reports in paper free of charge to you. If you own your shares directly with the fund, you may make such elections by calling the fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Investment Objective
The fund has an investment objective of providing a high level of current income that is exempt from federal income tax.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial advisor or other financial intermediary; (ii) under “Sales Charges” on page 177 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 115 of the fund’s statement of additional information.
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.75%		Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	Non	e
Other Expenses	0.29%	0.28%	0.33%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(b)	1.00%	1.74%	0.79%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.14)%	(0.13)%	(0.18)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	0.86%	1.61%	0.61%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(c)
The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.85% for Class A Shares, 1.60% for Class C Shares and 0.60% for Class I Shares through January 31, 2021. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$360	$571	$799	$1,454
Class C	Sold	$264	$535	$932	$2,041
	Held	$164	$535	$932	$2,041
Class I	Sold or Held	$62	$234	$421	$961
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 4% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund seeks to generate current income exempt from federal income taxes by investing in a diversified portfolio with municipal bonds of varying maturities. The management team focuses on higher quality tax-exempt municipal bonds, gauging the value of a security by issue type, credit quality, and bond structure; however, the fund may invest up to 20% of its net assets in below investment grade tax-exempt municipal bonds. Below investment grade tax-exempt municipal bonds are considered high-yield/high-risk fixed income securities (so-called “junk bonds”).
Under normal circumstances, as a matter of fundamental policy, the fund invests at least 80% of its assets in municipal bonds, the income from which is exempt from federal income taxes. The portion of the fund’s assets not invested in tax-exempt securities may be invested in taxable fixed income securities. Income from these taxable investments may be subject to federal, state, and local taxes.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy or specific municipalities in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.
>
Credit Risk.   If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions of the issuer’s ability to make such payments, the price of the security may decline.

>
Municipal Securities Risk.  Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the fund to decrease in value, perhaps significantly.

>
High-Yield Fixed Income Securities (Junk Bonds) Risk.  There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield securities than investment grade securities.

>
Income Risk.  Income received from the fund may vary widely over the short- and/or long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

>
Interest Rate Risk.  The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

>
Market Volatility Risk.  The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term.

>
Prepayment/Call Risk.  Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

>
Redemption Risk.  One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

>
Tax-Exempt Securities Risk.  Tax-exempt securities may not provide a higher after-tax return than taxable securities, and/or the tax-exempt status may be lost or limited.

>
Tax Liability Risk.  Noncompliant conduct by a municipal bond issuer, or certain adverse interpretations or actions by a government or tax authority, could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability.

Performance Information
The Virtus Newfleet Tax-Exempt Bond Fund, a series of Virtus Opportunities Trust (“Successor Fund”), is the successor of the Virtus Tax-Exempt Bond Fund, a series of Virtus Insight Trust (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on September 23, 2016. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Successor Fund’s commencement date.
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.
Best Quarter:	Q3/2011:	4.69%	Worst Quarter:	Q4/2010:	-5.25%
Average Annual Total Returns (for the periods ended 12/31/19; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years
Class I
Return Before Taxes	6.80%	2.92%	4.03%
Return After Taxes on Distributions	6.80%	2.85%	3.99%
Return After Taxes on Distributions and Sale of Fund Shares	5.14%	2.89%	3.86%
Class A
Return Before Taxes	3.61%	2.09%	3.49%
Class C
Return Before Taxes	5.74%	1.90%	2.99%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
Tax-Exempt Bond Linked Benchmark (reflects no deduction for fees, expenses or taxes)	6.89%	3.19%	4.07%
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The Tax-Exempt Bond Linked Benchmark consists of the ICE BofA 1-22 Year US Municipal Securities Index, a subset of the ICE BofA US Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. Performance of the Tax-Exempt Bond Linked Benchmark prior to 6/30/2012 is that of the Barclays U.S. Municipal Bond Index. The indexes are calculated on a total return basis. The indexes are unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA.
Portfolio Management
>
Timothy M. Heaney, CFA,  Senior Managing Director and Senior Portfolio Manager—Municipal Securities at Newfleet. is a manager of the fund. Mr. Heany has served as a Portfolio Manager of the fund since June 2012.

>
Lisa H. Leonard,  Managing Director and Portfolio Manager—Municipal Securities at Newfleet. Ms. Leonard has served as a Portfolio Manager of the fund since June 2012.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
8431	1-20
•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
Distributions of net investment income attributed to the tax-exempt interest earned by the fund and designated as “exempt-interest dividends” will be exempt from the federal income tax. Such net investment income attributable to “private activity” bonds (other than private activity bonds issued in 2009 or 2010) may be a preference item for purposes of the federal alternative minimum tax. Income exempt from federal tax may be subject to state and local income tax. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
Ask your financial advisor or visit your financial intermediary’s website for more information.